UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

FLYWIRE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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=flywire FL YWIRE CORPORATION 141 TREMONT ST, 1OTH FLOOR BOSTON, MA 02111    Your Vote Counts! FL YWIRE CORPORATION 2022 Annual Meeting Vote by June 01, 2022 11 :59 PM ET    You invested in FLYWIRE CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 02, 2022. Get informed before you vote View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.                Smartphone users                Vote Virtually at the Meeting* Point your camera here and June 02, 2022                10:00 AM EDT vote without entering a                ~I number                Meeting to be held via internet                www.virtualshareholdermeeting.com/FLYW2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.                Board Voting Items    Recommends 1. Election of three Class I Directors    Nominees:    0 For 01 Yvonne Hao 02 Michael Massaro 03 Jo Natauri 2 To ratify the appointment of PricewaterhouseCoopers LLP as Flywire Corporation’s independent registered public                0 For accounting firm for the year ending December 31, 2022.    NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.